UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :            03-13903 (BRL)
                                          :
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                            OPERATING STATEMENTS FOR
                 THE PERIOD JANUARY 1, 2004 TO JANUARY 31, 2004


DEBTORS' ADDRESS:                          PERIOD DISBURSEMENTS:
                                           ---------------------

Cross Media Marketing Corporation          Cross Media Marketing
275 Madison Avenue, 6th Floor              Corporation:             $360,964
New York, New York  10016
                                           Media Outsourcing, Inc.: $418,043

DEBTORS' ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022


            I the undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verify under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: March 8, 2004                 By:   Cross Media Marketing Corporation


                                    /s/ Peter A. Furman
                                    -------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                                                  - and -

                                    Media Outsourcing, Inc.


                                    /s/ Peter A. Furman
                                    ------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility-related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.


          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                             Debtors-In-Possession

                             As of January 31, 2004
                                       and
                              December 31, 2003 (a)


                                                           January 31, 2004        December 31, 2003
                                                           ----------------        -----------------
Assets
Current Assets:
     Cash and cash equivalents                               $   6,987,235           $   6,720,372
     Consumer accounts receivable (b)                           11,862,592              13,561,923
     Other receivables                                           2,907,062               2,984,852
     Other current assets                                          227,423                 227,507
          Total current assets                                  21,984,312              23,494,654
   Non-Current Assets
     Fixed Assets - Net                                          3,787,067               3,987,067
     Goodwill - Net                                             17,348,545              17,348,545
     Other assets                                                     --                      --
                                                                   501,569                 501,539
       Total Non-current Assets                                 21,637,181              21,837,151
                                                             -------------           -------------
         TOTAL ASSETS                                        $  43,621,493           $  45,331,805
                                                             =============           =============

Liabilities and Stockholders' Equity
  Post Petition Liabilities
    Accounts Payable and Accrued Expenses (c)                $   4,647,660           $   4,805,736
                                                             -------------           -------------
            Total Post Petition Liabilities                      4,647,660               4,805,736

     Pre Petition Liabilities Secured Debt (d)                  28,884,448              28,884,448
Capital Lease Obligations (e)                                      841,571                 841,571
Notes Payable/Preferred Stock                                    5,050,000               5,050,000
Unsecured Claims                                                21,926,921              21,932,074
                                                             -------------           -------------
            Total Pre Petition Liabilities                      56,702,940              56,708,093
                                                             -------------           -------------

     Total Liabilities                                          61,350,600              61,513,829

Shareholders' Equity Common Stock                                   15,206                  15,206
     Additional Paid in Capital                                129,073,273             129,073,273
     Treasury Stock                                               (424,173)               (424,173)
     Notes Receivable                                             (697,500)               (697,500)
     Retained Earnings                                        (145,695,913)           (144,148,830)
                                                             -------------           -------------
       Total Stockholders' Equity                              (17,729,107)            (16,182,024)
                                                             -------------           -------------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY            $  43,621,493           $  45,331,805
                                                             =============           =============

Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of January 31, 2004 and December 31, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Debtors.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

As of January 31, 2004, the Debtors increased their collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of January 31, 2004 and December 31, 2003, there has been no final determination as to the classification of the majority of these liabilities as pre or post petition.

(d) On October 10, 2003, a distribution of $1,213,073 was made to the secured lender in partial repayment of the secured debt.

(e) On September 16, 2003, an entry of an order pursuant to sections 363, 365 and 554 of title 11 of the United States Code (the "Bankruptcy Code") permitted the surrender of certain property of the Debtors' estate and authorized the Debtors to reject certain executory contracts and unexpired leases. As of January 31, 2004, the Debtors have partially reflected in the balance sheet the rejection of certain executory contracts and unexpired leases.


          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                       Case Numbers: 03-13901 and 03-13903

                     Schedule of Receips and Disbursements
                For the Period January 1, 2004 - January 31, 2004


                                                    MOS                XMM               Total

Cash flow from operations
Cash Receipts from Operations:
Consumer Receipts                               $   983,531        $      --           $   983,531
Non Consumer Receipts                                62,339             62,339
                                                -----------        -----------         -----------

                                                  1,045,870               --             1,045,870

Operating Cash Disbursements:
Employee Compensation/Reimbursements                220,843               --               220,843
Direct Costs                                         83,155             13,198              96,353
Facilities                                          100,183              8,619             108,802
                                                -----------        -----------         -----------
Total Operating Disbursements                       404,181             21,817             425,998

Operating Cash Flow                                 641,689            (21,817)            619,872

Non-Operating Cash Disbursements:
Professional Fees & Other                            13,862            339,147             353,009
                                                -----------        -----------         -----------
Non Operating Cash Flow                              13,862            339,147             353,009

Net Cash Flow                                   $   627,827        $  (360,964)        $   266,863
                                                ===========        ===========         ===========


          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                          Account Balances (Per Book)
                  As of January 31, 2004 and December 31, 2003

                      Case Numbers: 03-13901 adn 03-13903


                    Branch       Account                                                                  Balance at   Balance at
  Institution      Location      Number                             Account Name (Type)             (a)     1/31/04     12/31/03

Fleet              New York      9429278356    Cross Media - (Disbursement Funding Account)
                                               - Debtor in Possession                                    $   153,142   $   247,344
Fleet              New York        80221654    Cross Media Marketing - (Controlled Disbursement Account)
                                               - Debtor in Possession                                        (92,371)      (78,752)
Fleet              New York        80227175    Cross Media Marketing SVC Co- (Payroll Funding Account)
                                               - Debtor in Possession                                        (19,033)      (19,116)
Fleet              New York      9429159138    Cross Media Marketing Corp - (Corporate Operating Account)
                                               - Debtor in Possession                                      6,958,983     6,597,682
Fleet              New York      9429164607    Cross Media Marketing Corp - (NY Disbursement Account)        (19,244)      (19,244)
SouthTrust Bank    Atlanta         90001703    Media Outsourcing Inc. Debtor in Possession
                                               (Controlled Disbursement Account)                                   -             -
SouthTrust Bank    Atlanta         81387740    Media Outsourcing Inc. Debtor in Possession
                                               (Operating Account)                                             5,758        (7,542)
                                                                                                         -----------   -----------
                   Total Accounts                                                                        $ 6,987,235   $ 6,720,372
                                                                                                         ===========   ===========

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                          Account Balances (Per Bank)
                  As of January 31, 2004 and December 31, 2003

                      Case Numbers: 03-13901 and 03-13903


                     Branch        Account                                                                 Balance at    Balance at
   Institution      Location       Number                     Account Name (Type)                           1/31/04       12/31/03

Fleet               New York      9429278356   Cross Media - (Disbursement Funding Account)
                                               - Debtor in Possession                                      $ 153,142     $ 247,344
Fleet               New York        80221654   Cross Media Marketing - (Controlled Disbursement Account)
                                               - Debtor in Possession                                              -             -
Fleet               New York        80227175   Cross Media Marketing SVC Co- (Payroll Funding Account)
                                               - Debtor in Possession                                              -             -
Fleet               New York      9429159138   Cross Media Marketing Corp - (Corporate Operating Account)
                                               - Debtor in Possession                                      6,908,425     6,537,820
Fleet               New York      9429164607   Cross Media Marketing Corp - (NY Disbursement Account)              -             -
SouthTrust Bank     Atlanta         90001703   Media Outsourcing Inc. Debtor in Possession
                                               (Controlled Disbursement Account)                                   -             -
SouthTrust Bank     Atlanta         81387740   Media Outsourcing Inc. Debtor in Possession
                                               (Operating Account)                                            14,840        19,336
                                                                                                          ----------   -----------
                    Total Accounts                                                                        $7,076,407   $ 6,804,500
                                                                                                          ==========   ===========


          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                       Case Numbers: 03-13901 and 03-13903
                  Statement of Cash Receipts and Disbursements
                  As of January 31, 2004 and December 31, 2003


--------------------------------------------------------------------------------------------------------------------------
                                                     FLEET NATIONAL BANK                                  SOUTHTRUST
--------------------------------------------------------------------------------------------------------------------------
                                                                                                          90001703 &
--------------------------------------------------------------------------------------------------------------------------
                                  9429278356     80221654       80227175     9429159138     9429164607    813887740       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
CASH 01/01/04 (book)               $ 247,344    $ (78,752)     $ (19,116)    $ 6,597,682    $ (19,244)     $ (7,542)   $ 6,720,372
-----------------------------------------------------------------------------------------------------------------------------------
               RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
     Consumer Receipts                                                           983,531                                   983,531
-----------------------------------------------------------------------------------------------------------------------------------
     Non Consumer Receipts                                                        60,064                      2,275         62,339
-----------------------------------------------------------------------------------------------------------------------------------
               RECEIPTS                    -            -              -       1,043,595            -         2,275      1,045,870
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
            DISBURSEMENTS           (177,942)    (594,472)        (1,166)         (2,452)           -        (2,975)      (779,007)
-----------------------------------------------------------------------------------------------------------------------------------
          IBT Funding In/(Out)        83,740      580,853          1,249        (679,842)           -        14,000              -
-----------------------------------------------------------------------------------------------------------------------------------
            NET CASH CHANGE          (94,202)     (13,619)            83         361,301            -        13,300        266,863
-----------------------------------------------------------------------------------------------------------------------------------
CASH 1/31/04 (book)                $ 153,142    $ (92,371)     $ (19,033)    $ 6,958,983    $ (19,244)      $ 5,758    $ 6,987,235
-----------------------------------------------------------------------------------------------------------------------------------
   Less In-Transit Deposits                                                      (50,558)                                  (50,558)
-----------------------------------------------------------------------------------------------------------------------------------
   Plus Outstanding Disbursements                  92,371         19,033                       19,244         9,082        139,730
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted CASH  1/31/04               153,142            -              -       6,908,425            -        14,840      7,076,407
-----------------------------------------------------------------------------------------------------------------------------------
Bank Balance 1/31/04               $ 153,142          $ -            $ -     $ 6,908,425          $ -      $ 14,840    $ 7,076,407
-----------------------------------------------------------------------------------------------------------------------------------